           See Restrictive Legends Set Forth On The Last Page Hereof

                              Diversa Corporation

                       Incentive Stock Option Agreement

     Diversa Corporation, a Delaware corporation (the "Company"), hereby grants to _____________________________ (the "Optionee") an option to purchase a total of ________________________________ (_____________) shares of Common Stock (the
"Shares") of the Company, at the price and on the terms set forth herein, and in all respects subject to the terms and provisions of the Company's 1994 Employee Incentive and Non-Qualified Stock Option Plan (the "Plan") applicable to Incentive Stock options, which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings herein.

     1. Nature of the Option. This Option is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2. Date of Grant; Term of Option. This Option is granted this ___________ day of ___________________, 19_____, and it may not be exercised later than
____________________________________________.

     3. Option Exercise Price. The Option exercise price is __________________ ($_____________) per Share.

     4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

         (a) Right to Exercise. This Option shall vest and be exercisable cumulatively, as follows: ______________________________________________________

         (b) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Stock Purchase Agreement in the form attached hereto. Payment

                                       1.

of the purchase price shall be by check or such consideration and method of payment authorized by the Board pursuant to the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as required under the Plan, the Stock Purchase Agreement, and/or applicable law.

         (c) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     5. Investment Representations. Unless the Shares have been registered under the Securities Act of 1933, in connection with the acquisition of this Option, the Optionee represents and warrants as follows:

         (a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

         (b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to protect his interests in connection with the acquisition of this Option and the Shares.

     6.  Termination of Status as an Employee.  Subject to the provisions of
Section 7 hereof, if the Optionee ceases to serve as an employee of the Company or its Subsidiaries for any reason other than death or Disability and thereby terminates his status as an Employee, the Optionee shall have the right to exercise this Option at any time within the three (3) month period after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination. If the Optionee ceases to serve as an employee due to death or Disability, this Option may be exercised at any time within one (1) year after the date of death or termination of employment due to Disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of Disability, by the Optionee or his legal guardian or representative, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination; provided, however, that if such disabled Optionee shall commence any employment or engagement during such one (1) year period with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent

                                       2.

consulting work), as determined solely in the judgment of the Board, this Option shall terminate immediately upon the commencement thereof. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

     7. Forfeiture of Option. Notwithstanding any other provision of this Option, if the Optionee's employment is terminated for "cause" (as such term is defined in the Optionee's employment agreement or invention and non-disclosure agreement, but, if the Optionee is not a party to either such agreement, then, as such term is defined in the Stock Purchase Agreement) or if the Board of Directors makes a determination that the Optionee (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment, or (ii) has been convicted of a felony, or (iii) has disclosed trade secrets or confidential information of the Company, or has breached a non-competition agreement with the Company, all unexercised Options shall terminate on the earlier of the date of termination for "cause" or the date of such determination. In the event of such a determination, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Option shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee the Option price paid to it. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a determination resulting in forfeiture.

     8. Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     9. Continuation of Employment. Neither the Plan nor this Option shall confer upon any Optionee any right to continue in the employment of the Company or any of its Subsidiaries or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

     10. Withholding. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option.

                                       3.

If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to Section 6 hereof) shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

     11. The Plan. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board of Directors of the Company is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Company's principal office.

     12. Conversion to a Non-Qualified Option. Notwithstanding anything to the contrary set forth herein, this Option is being granted subject to the condition that in the event the Plan is not approved by the stockholders of the Company within 365 days of the date that the Plan was adopted by the Board of Directors of the Company, this Option shall automatically be converted into a non-qualified stock option.

     13. Early Disposition of Stock. Subject to the fulfillment by Optionee of any conditions upon the disposition of Shares received under this Option, Optionee hereby agrees that if he disposes of any Shares received under this Option within one (1) year after such Shares were transferred to him, he will notify the Company in writing within thirty (30) days after the date of such disposition.

     14. Entire Agreement. This Agreement, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

     15. Governing Law. This Agreement shall be construed in accordance with the laws of the State of California.

     16. Amendment. Subject to the provisions of the Plan, this Agreement may only be amended by a writing signed by each of the parties hereto.

           [Execution and acknowledgment are set forth on next page]

                                       4.

                [Option Agreement execution and acknowledgment]


Date:______________________               Diversa Corporation

                                          By:__________________________________

                                          Title:_______________________________

                                Acknowledgment

The Optionee acknowledges receipt of a copy of the Plan and the form of Stock Purchase Agreement (including attachments), all of which have been delivered with this Option, and represents that he has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.



Date:__________________________           ___________________________________
                                          Signature of Optionee


                                          ___________________________________
                                          Address


                                          ___________________________________
                                          City, State, Zip

     THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                                       5.

           See Restrictive Legends Set Forth On The Last Page Hereof

                              Diversa Corporation

                     Non-Qualified Stock Option Agreement

     Diversa Corporation, a Delaware corporation (the "Company"), hereby grants to _____________________________ (the "Optionee") an option to purchase a total of ________________________________ (_____________) shares of Common Stock (the
"Shares") of the Company, at the price and on the terms set forth herein, and in all respects subject to the terms and provisions of the Company's 1994 Employee Incentive and Non-Qualified Stock Option Plan (the "Plan") applicable to non-qualified stock options, which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings herein.

     1. Nature of the Option. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

     2. Date of Grant; Term of Option. This Option is granted this ________ day of ___________________, 19_____, and it may not be exercised later than
____________________________________________.

     3. Option Exercise Price. The Option exercise price is _________________ ($_____________) per Share.

     4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

          (a) Right to Exercise. This Option shall vest and be exercisable cumulatively, as follows: ___________________________________________________

          (b) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase

                                      1.

price and an executed Stock Purchase Agreement in the form attached hereto. Payment of the purchase price shall be by check or such consideration and method of payment authorized by the Board pursuant to the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as required under the Plan, the Stock Purchase Agreement, and/or applicable law.

          (c) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulations.

     5. Investment Representations. Unless the Shares have been registered under the Securities Act of 1933, in connection with the acquisition of this Option, the Optionee represents and warrants as follows:

          (a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

          (b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to protect his interests in connection with the acquisition of this Option and the Shares.

     6. Termination of Relationship with the Company. Subject to the provisions of Section 7 hereof, if the Optionee ceases to serve the Company or its Subsidiaries for any reason other than death or Disability and thereby terminates his status as an Employee, the Optionee shall have the right to exercise this Option at any time within the three (3) month period after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination. If the Optionee ceases to serve the Company due to death or Disability, this Option may be exercised at any time within one (1) year after the date of death or termination of employment due to Disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of Disability, by the Optionee or his legal guardian or representative, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination; provided, however, that if such disabled Optionee shall commence any employment or engagement during such one (1) year period with or by a competitor of

                                      2.

the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Board, this Option shall terminate immediately upon the commencement thereof. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

     7. Forfeiture of Option. Notwithstanding any other provision of this Option, if the Optionee's employment or engagement is terminated for "cause" (as such term is defined in the Optionee's employment agreement or invention and non-disclosure agreement, but, if the Optionee is not a party to either such agreement, then, as such term is defined in the Stock Purchase Agreement) or if the Board of Directors makes a determination that the Optionee (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment, or (ii) has been convicted of a felony or, (iii) has disclosed trade secrets or confidential information of the Company, or has breached a non-competition agreement with the Company, all unexercised Options shall terminate on the earlier of the date of termination for "cause" or the date of such determination. In the event of such a determination, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Option shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee the Option price paid to it. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a determination resulting in forfeiture.

     8. Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     9. Continuation of Employment or Engagement. Neither the Plan nor this Option shall confer upon any Optionee any right to continue in the service of the Company or any of its Subsidiaries or limit, in any respect, the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

     10. Withholding. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this

                                      3.

Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to Section 6 hereof) shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

     11. The Plan. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board of Directors of the Company is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Company's principal office.

     12. Entire Agreement. This Agreement, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

     13. Governing Law. This Agreement shall be construed in accordance with the laws of the State of California.

     14. Amendment. Subject to the provisions of the Plan, this Agreement may only be amended by a writing signed by each of the parties hereto.

         [Execution and acknowledgment are set forth on the next page]

                                      4.

                [Option Agreement execution and acknowledgment]

Date:__________________________         Diversa Corporation

                                        By:________________________________

                                        Title:_____________________________

                                Acknowledgment

The Optionee acknowledges receipt of a copy of the Plan and the form of Stock Purchase Agreement (including attachments), all of which have been delivered with this Option, and represents that he has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.

Date:__________________________         ___________________________________
                                        Signature of Optionee

                                        ___________________________________
                                        Address

                                        ___________________________________
                                        City, State, Zip

     This option and the securities which may be purchased upon exercise of this option have not been registered under the Securities Act of 1933, as amended, and have been acquired for investment and not with a view to, or in connection with, the sale, transfer or distribution thereof. No such sale, transfer or distribution may be effected without an effective registration statement relating thereto or a satisfactory opinion of counsel satisfactory to the Company that such registration is not required.

     The shares which may be purchased upon exercise of this option may be transferred only in accordance with the terms of a stock purchase agreement to be entered into between the holder of this option and the Company upon exercise of this option, a copy of which agreement is on file with the Secretary of the Company.

                                      5.